UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

GALECTO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April , 2025

Dear Stockholders:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Galecto, Inc. (the “Company” or “Galecto”). The meeting will be held virtually on Wednesday, June 18, 2025 at 9:00 a.m. Eastern Time. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/GLTO2025, where you will be able to vote electronically and submit questions. You will need the 16-digit control number, which is located on your Notice of Internet Availability that you received in the mail and proxy card, to attend the Annual Meeting. We are utilizing a virtual-only meeting format in order to leverage technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location. We believe that the virtual-only meeting format will give stockholders the opportunity to participate fully and equally, and without cost, and to exercise the same rights as if they had attended an in-person meeting.

Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Annual Meeting Proxy Statement (the “Proxy Statement”). Only Galecto, Inc. stockholders of record at the close of business on April , 2025, will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

At the Annual Meeting, the agenda includes the election of two Class II directors for a three-year term ending at our 2028 Annual Meeting of Stockholders; the approval, in accordance with Nasdaq Listing Rule 5635(a), of the issuance of common stock upon the conversion of Series A non-voting convertible preferred stock issued to Bridge Medicines LLC on October 7, 2024; and the ratification of the appointment of EY Godkendt Revisionspartnerselskab as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Under Securities and Exchange Commission rules, the Company is providing access to the proxy materials for the Annual Meeting to shareholders via the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. Accordingly, you can access the proxy materials and vote at www.proxyvote.com. Instructions for accessing the proxy materials and voting are described below and in the Notice of Internet Availability that you received in the mail. Your vote is very important. Whether or not you plan to attend the Annual Meeting, please carefully review the enclosed proxy statement and then cast your vote, regardless of the number of shares you hold. If you are a stockholder of record, you may vote over the Internet, by telephone, or, if you request to receive a printed set of the proxy materials, by completing, signing, dating and mailing the accompanying proxy card in the return envelope. Submitting your vote via the Internet or by telephone or proxy card will not affect your right to vote online during the virtual meeting if you decide to attend the Annual Meeting. If your shares are held in street name (held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the Internet if your voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or Internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means, at your earliest convenience.

We hope that you will join us for the Annual Meeting on Wednesday, June 18, 2025. Your investment and continuing interest in the Company are very much appreciated.

Sincerely, /s/ Hans T. Schambye
Hans. T. Schambye, M.D., Ph.D.
President, Chief Executive Officer and Director

i

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

GALECTO, INC.

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TIME:	9:00 a.m. Eastern Time
DATE:	Wednesday, June 18, 2025
PLACE:	The Annual Meeting will be conducted virtually at www.virtualshareholdermeeting.com/GLTO2025.
PURPOSES:

1. To elect Carl Goldfischer, M.D. and David Shapiro, M.D. as Class II members of the Board of Directors, to serve until the Company’s 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal;

2. To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of common stock upon conversion of the Series A non-voting convertible preferred stock issued to Bridge Medicines LLC on October 7, 2024; and

3. To ratify the selection of EY Godkendt Revisionspartnerselskab as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

RECORD DATE:

The Board of Directors has fixed the close of business on April , 2025 as the record date for determining stockholders entitled to notice of and to vote at the meeting. Notwithstanding the foregoing, Bridge Medicines LLC has agreed that, pursuant to applicable rules of the Nasdaq Stock Market LLC, they are not entitled to vote the 62,594 shares of common stock issued to them pursuant to the Asset Purchase Agreement, dated October 7, 2024, with respect to Proposal No. 2.

MEETING ADMISSION:

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. In order to be able to attend the meeting, you will need the 16-digit control number, which is located on your Notice, on your proxy card, or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com.

VOTING BY PROXY:

If you are a stockholder of record, please vote via the Internet or, for shares held in street name, please vote in accordance with the voting instruction form you receive from your broker or nominee as soon as possible so your shares can be voted at the meeting. If you are a stockholder of record, you may also vote by telephone or by submitting a proxy card by mail. If your shares are held in street name, you will receive instructions from your broker or other nominee explaining how to vote your shares, and you may also have the choice of instructing the record holder as to the voting of your shares over the Internet or by telephone. Follow the instructions on the voting instruction form you received from your broker or nominee.

By order of the Board of Directors,

/s/ Hans T. Schambye
Hans. T. Schambye, M.D., Ph.D. President, Chief Executive Officer and Director

Copenhagen, Denmark
April , 2025

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

Important Notice Regarding the Internet Availability of Proxy Materials for the Company’s Annual Meeting to be Held on June 18, 2025: This proxy statement, the accompanying proxy card or voting instruction card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”), are available to stockholders of record for reviewing, printing and downloading at www.galecto.com by following the link for “Investors.” A copy of our 2024 Annual Report, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Galecto, Inc., Ole Maaloes Vej 3, DK-2200 Copenhagen N, Denmark, Attention: Corporate Secretary. This proxy statement and our 2024 Annual Report are also available on the SEC’s website at www.sec.gov.

GALECTO, INC.

Ole Maaloes Vej 3

DK-2200 Copenhagen N

Denmark

75 State Street, Suite 100

Boston, Massachusetts 02109

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, JUNE 18, 2025

AT 9:00 A.M. EDT

GENERAL INFORMATION

When are this proxy statement and the accompanying material scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about May , 2025, we will begin mailing to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) containing instructions on how to access our proxy materials, including our proxy statement and our 2024 Annual Report. The Notice of Internet Availability also instructs you on how to submit your proxy or voting instructions through the Internet or to request a paper copy of our proxy materials, including a proxy card or voting instruction form that includes instructions on how to submit your proxy or voting instructions by mail or telephone. For shares held in street name (held for your account by a broker or other nominee), you will receive a voting instruction form from your broker or nominee. Our 2024 Annual Report is available on our website at www.galecto.com by following the link for “Investors.”

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials over the Internet rather than printing and mailing the proxy materials. We believe electronic delivery will expedite the receipt of materials, will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, a Notice of Internet Availability will be mailed to holders of record and beneficial owners of our common stock starting on or about May , 2025. The Notice of Internet Availability will provide instructions as to how stockholders may access and review the proxy materials, including the Notice of Annual Meeting, proxy statement, proxy card, and our 2024 Annual Report, on the website referred to in the Notice of Internet Availability or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to stockholders by mail. The Notice of Internet Availability will also provide voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail, or electronically by e-mail, on an ongoing basis for future stockholder meetings. Please note that while our proxy materials are available at the website referenced in the Notice of Internet Availability, and our Notice of Annual Meeting, proxy statement and our 2024 Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.

Who is soliciting my vote?

The Board of Directors of Galecto, Inc. (the “Board of Directors”) is soliciting your vote for the 2025 Annual Meeting of Stockholders (the “Annual Meeting”). We have also engaged Campaign Management, LLC (“Campaign Management”), a proxy solicitation firm, who may solicit proxies on the Board of Directors’ behalf.

When is the record date for the Annual Meeting?

The Board of Directors has fixed the record date for the Annual Meeting as of the close of business on April , 2025 (the “Record Date”).

How many votes can be cast by all stockholders?

A total of shares of common stock of the Company were outstanding on the Record Date and are entitled to be voted at the Annual Meeting. Each share of common stock is entitled to one vote on each matter and our common stock is our only class of voting stock. Notwithstanding the foregoing, Bridge Medicines LLC (“Bridge Medicines”) has agreed that, pursuant to applicable rules of the Nasdaq Stock Market LLC (“Nasdaq”), they are not entitled to vote the 62,594 shares of common stock issued to them pursuant to the Asset Purchase Agreement, dated October 7, 2024 (the “Bridge Purchase Agreement”), with respect to Proposal No. 2 (the “Voting Restriction”).

How do I vote?

If you are a stockholder of record and your shares are registered directly in your name, you may vote:

•

By Internet. Access the website of the Company’s tabulator, Broadridge, at: www.proxyvote.com, using the voter control number printed on the furnished proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. If you vote on the Internet, you may also request electronic delivery of future proxy materials.

•

By Telephone. Call 1-800-690-6903 toll-free from the U.S., U.S. territories and Canada, and follow the instructions on the enclosed proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your telephone vote cannot be completed.

•

By Mail. Complete and mail a proxy card in the enclosed postage prepaid envelope to Broadridge. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy card but do not specify how you want your shares voted, they will be voted FOR the director nominees named herein to the Company’s Board of Directors, FOR the approval of the issuance of shares of common stock upon conversion of the Series A non-voting convertible preferred stock (the “Series A Preferred Stock”) and FOR the ratification of EY Godkendt Revisionspartnerselskab as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and will be voted according to the discretion of the proxy holder upon any other business that may properly be brought before the meeting and at all adjournments and postponements thereof. If you are mailed or otherwise receive or obtain a proxy card or voting instruction form, and you choose to vote by telephone or by Internet, you do not have to return your proxy card or voting instruction form.

•	By Internet at the Annual Meeting. Instructions on how to attend and vote at the Annual Meeting are described at www.virtualshareholdermeeting.com/GLTO2025.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Campaign Management:

Strategic Stockholder Advisor and Proxy Solicitation Agent

15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:

1-844-395-2042

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

If your shares of common stock are held in street name (held for your account by a broker or other nominee):

•	By Internet or By Telephone. You will receive instructions from your broker or other nominee if you are permitted to vote by Internet or telephone.

•	By Mail. You will receive instructions from your broker or other nominee explaining how to vote your shares by mail.

How do I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You will not be able to attend the Annual Meeting in person. Participation in the Annual Meeting, with the right to vote and submit questions, is limited to stockholders (both stockholders of record and beneficial holders) as of the close of business on the Record Date. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/GLTO2025. The webcast will start at 9:00 a.m. Eastern Time on Wednesday, June 18, 2025. Stockholders may vote and ask questions while attending the Annual Meeting online. In order to be able to attend the Annual Meeting, you will need the 16-digit control number, which is located on your proxy card or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com.

What are the Board of Director’s recommendations on how to vote my shares?

The Board of Directors recommends a vote:

Proposal 1: FOR election of two Class II director nominees (page 7)

Proposal 2: FOR the approval, in accordance with Nasdaq Listing Rule 5635(a), of the issuance of shares of common stock upon conversion of the Series A Preferred Stock (page 28)

Proposal 3: FOR ratification of the selection of EY Godkendt Revisionspartnerselskab as the Company’s independent registered public accounting firm (page 30)

Who pays the cost for soliciting proxies?

The Company will pay the cost for the solicitation of proxies by the Board of Directors. The solicitation of proxies will be made primarily by mail and through internet access to materials. Proxies may also be solicited personally, by telephone, fax or e-mail by employees of the Company without any remuneration to such individuals other than their regular compensation. The Company may also reimburse brokers, banks, custodians, other nominees, and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.

We have also engaged Campaign Management, a proxy solicitation firm, who may solicit proxies on the Board of Directors’ behalf. We expect to pay Campaign Management a fee of approximately $15,000 in the aggregate, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies. In addition, we have agreed to indemnify Campaign Management and certain related persons against certain liabilities arising out of or in connection with the engagement. Campaign Management may solicit proxies by mail, telephone, facsimile or e-mail.

Will my shares be voted if I do not return my proxy?

If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone, by returning your proxy or by ballot at the Annual Meeting. If your shares are held in street name, your bank, broker or other nominee may under certain circumstances vote your shares if you do not timely return your proxy. Banks, brokers and other nominees can vote customers’ unvoted shares on routine matters but cannot vote such shares on non-routine matters. If you do not timely return a proxy to your bank, broker or other nominee to vote your shares, your bank, broker or other nominee may, on routine matters, either vote your shares or leave your shares unvoted. Your bank, broker or other nominee cannot vote your shares on any non-routine matter. We believe that Proposal Nos. 1 and 2 are considered non-routine under applicable New York Stock Exchange rules. Thus, your broker, bank, or other nominee would not be able to vote on such non-routine matters. The ratification of the appointment of our independent registered public accounting firm (Proposal No. 3) is a routine matter. See “What vote is required to approve each item and how are votes counted?” below.

We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your bank, broker or other nominee about how to submit your proxy to them at the time you receive this proxy statement.

Can I change my vote?

You may revoke your proxy at any time before it is voted by notifying our Corporate Secretary in writing, by returning a signed proxy with a later date, by transmitting a subsequent vote over the Internet or by telephone prior to the close of the Internet voting facility or the telephone voting facility. You may also attend the virtual meeting and vote during the meeting. If your stock is held in street name, you must contact your broker or nominee for instructions as to how to change your vote.

How is a quorum reached?

The presence, by virtual attendance or by proxy, of holders of at least 33 1/3% of the total number of outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or brokers, bankers or other nominees who do not return a signed and dated proxy or attend the Annual Meeting virtually will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date. Withheld votes, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.

What vote is required to approve each item and how are votes counted?

Votes cast by proxy or online at the Annual Meeting will be counted by the persons appointed by the Company to act as tabulators for the meeting. The tabulators will count all votes FOR and AGAINST, abstentions and broker non-votes, as applicable, for each matter to be voted on at the Annual Meeting. Abstentions and broker non-votes, if any, are not counted as votes cast and, therefore, will have no effect on the outcome of Proposals 1, 2 and 3. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

•
Proposal 1 - Election of two Class II director nominees

The nominees for director to receive the highest number of votes FOR election will be elected as a director. This is called a plurality. Proposal 1 is a non-routine matter. Therefore, if your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your brokerage firm cannot vote your shares on Proposal 1. Shares held in street name by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or WITHHELD from any nominee. As a result, such “broker non-votes” will have no effect on the voting on Proposal 1. You may:

•
vote FOR the nominee; or
•
WITHHOLD your vote from the nominee

Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the results of the vote.

•
Proposal 2 - Approval of Conversion of Series A Preferred Stock

To approve Proposal 2, holders of at least a majority of the votes cast on the matter must vote FOR the proposal. For the approval, in accordance with Nasdaq Listing Rule 5635(a), of the issuance of shares of common stock upon conversion of the Series A Preferred Stock, the votes cast FOR must exceed the votes cast AGAINST. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal 2. Proposal 2 is a non-routine matter. We anticipate that brokers will not have discretionary authority to vote on this proposal in the absence of instructions from beneficial holders. Shares subject to the Voting Restriction are not entitled to vote on Proposal 2 and will have no effect on the results of this vote.

•
Proposal 3 - Ratification of selection of EY Godkendt Revisionspartnerselskab as our independent registered public accounting firm

To approve Proposal 3, holders of at least a majority of the votes cast on the matter must vote FOR the proposal. For the ratification of the selection of EY Godkendt Revisionspartnerselskab as our independent registered public accounting firm for our 2025 fiscal year, the votes cast FOR must exceed the votes cast AGAINST. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal 3. Proposal 3 is a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on Proposal 3.

If there are insufficient votes to approve the Proposals, your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposal. If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.

The corporate actions described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

Could other matters be decided at the Annual Meeting?

The Company does not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

What happens if the meeting is postponed or adjourned?

Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K (“Form 8-K”), that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

Submitting Questions at the Annual Meeting

During the Annual Meeting, if you have your 16-digit control number and wish to ask a question, you may do so by clicking the Q&A button on the virtual meeting platform and entering your question in the field provided in the web portal at or before the time the matters are before the Annual Meeting for consideration. During the formal portion of the meeting, all questions presented should relate directly to the proposal under discussion, which will be answered before the voting is closed. We will also hold a question and answer period at the end of the meeting, as time permits, during which time we welcome questions not relating to specific proposals. To allow us to answer questions from as many stockholders as possible, we will limit each stockholder to two questions. Questions from multiple stockholders on the same topic or that are otherwise related to a particular topic may be grouped, summarized and answered together. If questions submitted are irrelevant to the business of the Annual Meeting or are out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment, we may not choose to not address them. If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, such matters may be raised separately after the Annual Meeting. Following the meeting, we will post questions received during the meeting, and our responses thereto, on the Investors & News section of our website. If we received questions that were repetitive as to a particular topic, we may combine our answers to those questions into one answer on our website.

Our Annual Meeting will be governed by the Annual Meeting’s Rules of Conduct and will address the ability of stockholders to ask questions during the meeting and rules for how questions will be recognized and addressed. Please review the Annual Meeting’s Rules of Conduct for further details. The Annual Meeting’s Rules of Conduct will be posted on www.virtualshareholdermeeting.com/GLTO2025 approximately two weeks prior to the date of the Annual Meeting.

What if I have technical difficulties or trouble accessing the Annual Meeting?

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call the technical support number that will be posted on the virtual shareholder meeting log-in page. Technical support will be available starting at 8:45 a.m. Eastern Time on Wednesday, June 18, 2025, and will remain available until the Annual Meeting has ended.

Implications of being an “emerging growth company” and smaller reporting company.

We are an emerging growth company, as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. For as long as we continue to be an emerging growth company, we may take advantage of exemptions from various reporting requirements that are applicable to public companies that are not emerging growth companies, including not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding nonbinding advisory votes on executive compensation and stockholder approval of any golden parachute payments not previously approved. We will remain an emerging growth company until December 31, 2025.

We are also a “smaller reporting company,” meaning that the market value of our stock held by non-affiliates was less than $700 million and our annual revenue was less than $100 million during our most recently completed fiscal year as of the end of our most recently completed second fiscal quarter. We may continue to be a smaller reporting company if either (i) the market value of our shares held by non-affiliates is less than $250 million or (ii) if the market value of our shares held by non-affiliates is more than $250 million but less than $700 million and our annual revenue was less than $100 million during the most recently completed fiscal year. If we are a smaller reporting company at the time we cease to be an emerging growth company, we may continue to rely on exemptions from certain disclosure requirements that are available to smaller reporting companies. For so long as we remain a smaller reporting company, we are permitted and intend to rely on exemptions from certain disclosure and other requirements that are applicable to other public companies that are not smaller reporting companies.

Who should I call if I have any additional questions?

If you hold your shares directly, please call Garrett Winslow, General Counsel of the Company, at +45 70 70 52 10. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven directors and is divided into three classes, with one class of our directors standing for election each year. The members of each class are elected to serve a three-year term with the term of office of each class ending in successive years. The terms of the Class II directors are scheduled to expire on the date of the upcoming Annual Meeting. The Board of Directors has nominated Carl Goldfischer, M.D. and David Shapiro, M.D. for election by the stockholders at the Annual Meeting. If elected, the nominees will serve as Class II directors of the Company until its annual meeting of stockholders in 2028 and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

It is intended that, unless you give contrary instructions, shares represented by proxies solicited by the Board of Directors will be voted for the election of the director nominees named in this proxy statement. We have no reason to believe that either director nominee will be unavailable for election at the Annual Meeting. In the event that a director nominee is unexpectedly not available to serve, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of directors to be elected at the Annual Meeting. Vacancies on the Board of Directors, if any, are filled exclusively by the affirmative vote of a majority of the remaining directors, even if less than a quorum is present, and not by the stockholders. Your proxy cannot be voted for persons other than the director nominees named in this proxy statement.

Information relating to the director nominees and each continuing director, including his or her period of service as a director of the Company, principal occupation and other biographical material is shown on the next page.

Voting Requirement to Approve Proposal

The Class II directors will be elected by a plurality of the votes cast by the stockholders entitled to vote on this proposal at the Annual Meeting. Broker non-votes and proxies marked to withhold authority with respect to a Class II director will not be treated as votes cast for this purpose, and therefore, will not affect the outcome of the election.

This proposal for the election of directors relates solely to the election of the Class II directors nominated by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

FOR

THE DIRECTOR NOMINEES FOR CLASS II DIRECTOR:

CARL GOLDFISCHER, M.D.

DAVID SHAPIRO, M.D.

(PROPOSAL 1 ON YOUR PROXY CARD)

DIRECTOR BIOGRAPHIES

The following table sets forth information concerning our directors as of April 15, 2025. The biographical description of each director includes the specific experience, qualifications, attributes and skills that the Board of Directors would expect to consider if it were making a conclusion currently as to whether such person should serve as a director.

CLASS II DIRECTOR NOMINEES - THREE-YEAR TERM EXPIRING AT THE 2025 ANNUAL MEETING OF STOCKHOLDERS	AGE	DIRECTOR SINCE

Carl Goldfischer, M.D. has served as a member of our Board of Directors since 2020 and as our Chair of the Board of Directors since July 2021. Dr. Goldfischer served as Investment Partner, Managing Director, a member of the board of directors and a member of the executive committee of Bay City Capital LLC (“Bay City Capital”), a life sciences investment firm, from January 2000 until 2020, and is currently a member of its Scientific Advisory Board. Prior to joining Bay City Capital, Dr. Goldfischer was, until mid-2000, Chief Financial Officer of ImClone Systems, a biopharmaceutical company. Dr. Goldfischer recently served on the boards of directors of two publicly traded biotech companies, Epizyme, Inc. (Nasdaq: EPZM), from September 2009 until August 2022, and Imara Inc. (Nasdaq: IMRA), from January 2016 until February 2023. Dr. Goldfischer holds a B.A. from Sarah Lawrence College and an M.D. with honors in Scientific Research from Albert Einstein College of Medicine. We believe that Dr. Goldfischer is qualified to serve as a member of our Board of Directors due to his prior management and board experience in the biotech industry.

	66	2020

David Shapiro, M.D. has served as a member of our Board of Directors since 2020. Dr. Shapiro currently serves as the President and Chief Executive Officer of Integrated Quality Resources, LLC, a biotechnology and pharmaceutical development consulting company. Dr. Shapiro served as Chief Medical Officer and head of R&D at Intercept Pharmaceuticals, Inc., a biopharmaceutical company, from April 2007 to May 2019. Earlier in his career, Dr. Shapiro was Chief Medical Officer, EVP Medical Affairs at Idun Pharmaceuticals, Inc., a biotechnology company which was acquired by Pfizer in 2005. Dr. Shapiro also served as President of the Scripps Medical Research Center at Scripps Clinic from 1995 to 1997 and has held senior appointments at several biotechnology companies. Prior to joining the biotechnology sector, he led Merck & Co.’s hypertension clinical research program. Dr. Shapiro currently serves on the boards of directors of several private companies, including Avogadro Development Corporation and Prediction Biosciences, Inc., and he previously served on the board of directors of Organovo Holdings, Inc. (Nasdaq: ONVO), a publicly traded biotechnology company, from December 2018 until July 2020. Dr. Shapiro holds an M.D. from Dundee University and Medical School and undertook the equivalency of his medical residency and fellowship in pulmonary medicine at the Oxford University Teaching Hospitals and the University of Vermont. He is a fellow of the Royal College of Physicians of London (FRCP) and is an FFPM and FAASLD. We believe that Dr. Shapiro is qualified to serve as a member of our Board of Directors due to his prior management experience in the biotechnology industry.

	70	2020

CLASS I DIRECTORS – TERM EXPIRING AT THE 2027ANNUAL MEETING OF STOCKHOLDERS	AGE	DIRECTOR SINCE

Anne Prener, M.D. has served as a member of our Board of Directors since 2021. Dr. Prener currently serves as a Senior Innovation Advisor at the University of Copenhagen. She recently served as Chief Executive Officer of Imbria Inc. from July 2020 until September 2024 and as venture partner at SV Health Investors from September 2020 until October 2024. From July 2017 to June 2019, Dr. Prener served as CEO of Freeline Ltd. Prior to joining Freeline, she served as CEO of Gyroscope Therapeutics Ltd., a gene therapy company focused on eye diseases, from August 2016 until July 2017. Before that, Dr. Prener was Global Therapeutic Area Head of Hematology and Vice President, Clinical Research Hematology at Baxalta. Earlier in her career, Dr. Prener held several positions of increasing responsibility at Novo Nordisk, most recently serving as Senior Vice President, Hemophilia R&D Portfolio. Dr. Prener previously served on the boards of directors of Rubius Therapeutics, Inc. (Nasdaq: RUBY) from December 2019 until July 2021 and Kaleido Bioscience, Inc. from April 2020 until April 2022. Dr. Prener holds a Ph.D. in epidemiology and an M.D., both from the University of Copenhagen. We believe that Dr. Prener is qualified to serve on our Board of Directors because of her medical and clinical experience in the biopharmaceutical industry.

	67	2021

Amy Wechsler, M.D., MBA has served as a member of our Board of Directors since 2024. She has been a practicing dermatologist since 2005 and is board certified in both dermatology and psychiatry. She is also an Adjunct Clinical Professor in Psychiatry at the Weill Cornell Medical College. Dr. Wechsler completed her residency in psychiatry and a fellowship in child and adolescent psychiatry at New York Presbyterian Hospital’s Payne Whitney Clinic and completed a residency in dermatology at SUNY Downstate Medical Center. Dr. Wechsler has served on the board of directors of Baush Health Companies (NYSE: BHC), a publicly traded company, since June 2016. Dr. Wechsler received her B.S. in psychology from Duke University her M.D. from Cornell University Medical College and her MBA from Columbia Business School. We believe that Dr. Wechsler is qualified to serve on our Board of Directors based on her strong knowledge and insights into the medical field and pharmaceutical industry.

	55	2024

CLASS III DIRECTORS – TERM EXPIRING AT THE 2026 ANNUAL MEETING OF STOCKHOLDERS	AGE	DIRECTOR SINCE

Jayson Dallas, M.D. has served on our Board of Directors since 2020. Dr. Dallas has served as the Chief Executive Officer and board member of Rivus Pharmaceuticals since June 2023, having previously served as Executive Chair since April 2021. Dr. Dallas previously served as President, Chief Executive Officer and a director of Aimmune Therapeutics, Inc. (“Aimmune”), a biopharmaceutical company, from June 2018 until its acquisition by Nestlé Health Science (U.S.: OTC: NSRGY) in December 2020. Prior to joining Aimmune, he served as the first Chief Commercial Officer and Executive Vice President of Ultragenyx Pharmaceutical, Inc. (“Ultragenyx”) (Nasdaq: RARE), a publicly held biopharmaceutical company, since August 2015. Prior to Ultragenyx, Dr. Dallas served as General Manager of F. Hoffman-La Roche Ltd. (“Roche”), a healthcare company, in the United Kingdom from January 2013 to July 2015. Before joining Roche, he held two positions at Genentech, a pharmaceutical company in South San Francisco, as Head of Global Oncology Launch Excellence and Biosimilar Strategy and Head of Global Product Strategy for Immunology and Ophthalmology. Earlier in his career, Dr. Dallas worked at Novartis and Pfizer / Pharmacia in the United States and previously at Roche in Switzerland. Dr. Dallas previously served on the board of directors of Arena Pharmaceuticals from February 2017 to March 2022. Dr. Dallas holds an M.D. from the University of the Witwatersrand, Johannesburg, South Africa and an M.B.A. from Ashridge Business School in the United Kingdom. We believe that Dr. Dallas is qualified to serve on our Board of Directors based on his global experience in drug development, medical, commercial planning, and business operations in the biopharmaceutical and healthcare industry.

	57	2020

Amit D. Munshi has served on our board of directors since 2020. Mr. Munshi most recently served as President, Chief Executive Officer and board member of ORNA Therapeutics from May 2024 until March 2025 and, prior to that he served in the same roles at ReNAgade Therapeutics, a private biotechnology company that was acquired by ORNA Therapeutics, from May 2023 until May 2024. Prior to that, Mr. Munshi served as President, Chief Executive Officer and a director of Arena Pharmaceuticals, Inc. (Nasdaq: ARNA), a biopharmaceutical company, from May 2016 until its acquisition by Pfizer Inc. in March 2022. Mr. Munshi served as President and Chief Executive Officer and a director of Epirus Biopharmaceuticals, Inc. (“Epirus”) (Nasdaq: EPRS), a biopharmaceutical company, from May 2012 to May 2016. He served as President and Chief Executive Officer of Percivia LLC, a biotechnology company later acquired by Johnson & Johnson, from April 2011 to May 2012. Earlier in his career, Mr. Munshi co-founded and served as Chief Business Officer of Kythera Biopharmaceuticals, Inc., later acquired by Allergan plc, from August 2005 to January 2011, and held multiple leadership positions at Amgen Inc. from September 1997 to January 2005, including General Manager, Nephrology Europe. Mr. Munshi also cofounded Oxeia Biopharmaceuticals, Inc., a clinical-stage biotechnology company, in August 2014. In July 2016, Epirus filed a voluntary Chapter 7 petition in the United States Bankruptcy Court for the District of Massachusetts. Mr. Munshi serves on the board of directors of the following publicly traded companies: Zura Bio Inc. (Nasdaq: ZURA) since March 2023 and Inhibikase Therapeutics, Inc. (Nasdaq: IKT) since October 2024, and previously served on the board of Arena Pharmaceuticals, Inc., a publicly traded company that was acquired by Pfizer Inc. in March 2022. Mr. Munshi holds a B.S. in Economics and a B.A. in History from the University of California, Riverside, and an M.B.A. from the Peter F. Drucker School of Management at Claremont Graduate University. We believe Mr. Munshi is qualified to serve on our Board of Directors based on his experience as an executive in the biopharmaceutical industry.

	57	2020

Hans T. Schambye, M.D., Ph.D. has served as Chief Executive Officer of the Galecto group since November 2011, including as Chief Executive Officer of Galecto, Inc. since 2020, and as a member of our Board of Directors since 2020. Prior to joining us, Dr. Schambye served as the Chief Executive Officer of ReceptIcon A/S, a Danish biotechnology company, from September 2006 to November 2009. Before ReceptIcon A/S, Dr. Schambye worked at Gastrotech Pharma A/S, a Danish biotechnology company, where he served in increasing roles of responsibility, including Senior Vice President, Research & Development from March 2004 to February 2005 and as Chief Executive Officer from February 2005 to August 2006. Earlier in his career, Dr. Schambye served as Director of Biology and Pharmacology and Head of Portfolio Management at Maxygen, a U.S. biotechnology company. Dr. Schambye has co-founded several biotechnology companies, including ProFound Pharma A/S, a Danish biotechnology company, which was acquired by Maxygen in 2000. Dr. Schambye holds an M.D. from Odense University and a Ph.D. in Health Care and Medicine from Copenhagen University. We believe that Dr. Schambye is qualified to serve as a member of our Board of Directors due to his prior management experience in the biotech industry.

	60	2020

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers, as of April 15, 2025:

Name	Age	Position(s)

Hans T. Schambye, M.D., Ph.D.(1)	60	President, Chief Executive Officer and Director
Matthew Kronmiller	38	Executive Vice President of Strategy and Chief Business Officer
Lori Firmani	52	Interim Chief Financial Officer
Garrett Winslow	46	General Counsel

(1)	Dr. Schambye is also a director of the Company, and his biographical information appears on page 9.

Lori Firmani has served as our Interim Chief Financial Officer since August 2024. Prior to that, Ms. Firmani was our Vice President, Finance and Corporate Controller since November 2020. Prior to that, Ms. Firmani served as Chief Financial Officer of Spring Bank Pharmaceuticals, Inc. from April 2020 until its acquisition in November 2020, and prior to that served in financial roles of increasing responsibility from January 2016 to April 2020. Ms. Firmani is a certified public accountant in the Commonwealth of Massachusetts and holds an MBA from Babson College and a BS in Accounting from the State University of New York at Geneseo.

Matthew Kronmiller has served as our Executive Vice President of Strategy and Chief Business Officer since October 2024. Prior to that, he served as the Chief Executive Officer of Bridge Medicines since October 2022. He also served as Vice President at Bay City Capital from 2011 to October 2024, where he was responsible for developing financial analyses, conducting research, and supporting current and potential investments in the areas of biopharma, diagnostics, healthcare IT, and medical devices. Prior to joining Bay City Capital, Mr. Kronmiller was an Investment Banking Analyst in the Healthcare group at Bank of America Merrill Lynch, where he advised on a number of M&A and corporate finance transactions for a variety of public and private healthcare clients. Mr. Kronmiller received his BS in Finance from Pennsylvania State University.

Garrett Winslow has served as our General Counsel and Corporate Secretary since May 2021. Mr. Winslow served as the General Counsel and Corporate Secretary of Spring Bank Pharmaceuticals, Inc., a biopharmaceutical company, from January 2017 to November 2020. Prior to that, Mr. Winslow was a member in the Corporate and Securities group at the Boston office of Mintz, Levin, Cohn, Ferris, Glovsky, and Popeo, P.C. Mr. Winslow received his Masters in Taxation from Boston University Law School, J.D. from Suffolk University Law School and B.A. degree in Business Administration from the University of Washington.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board Composition

We currently have eight directors and the terms of office of the directors are divided into three classes:

•	Class I, whose term will expire at the annual meeting of stockholders to be held in 2027;

•	Class II, whose term will expire at the upcoming Annual Meeting; and

•	Class III, whose term will expire at the annual meeting of stockholders to be held in 2026.

Class I consists of Anne Prener, M.D., and Amy Wechsler, M.D.; Class II consists of Carl Goldfischer, M.D. and David Shapiro, M.D.; and Class III consists of Jayson Dallas, M.D., Hans T. Schambye, M.D., Ph.D. and Amit D. Munshi. At each annual meeting of stockholders, the successors to directors whose terms will then expire shall serve from the time of election and qualification until the third annual meeting of stockholders following election and until their successors are duly elected and qualified. A resolution of the Board of Directors may change the authorized number of directors. This classification of the Board of Directors may have the effect of delaying or preventing changes in control or management of the Company.

Board Independence

Our Board of Directors has determined, upon the recommendation of our Nominating and Corporate Governance Committee, that each of our directors, except for Hans T. Schambye, M.D., Ph.D., who serves as our President and Chief Executive Officer, is independent within the meaning of the director independence standards of the Nasdaq rules and the SEC. There are no family relationships among any of our directors or executive officers. Dr. Schambye is not an independent director under these rules because he is an executive officer of the Company.

In making such determination, our Board of Directors evaluated, and will continue to evaluate at least on an annual basis, all relationships between us and each director in light of relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such director’s ability to satisfy his or her responsibilities as an independent director.

Board Meetings and Attendance

During the fiscal year ended December 31, 2024, our Board of Directors held 22 meetings and the various committees of our Board of Directors met a total of ten times. Each of the directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which he or she served during the fiscal year ended December 31, 2024, in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee. We encourage our directors to attend our annual meetings of stockholders. Seven of our directors then-in-office attended our 2024 annual meeting of stockholders.

Board Committees

Our Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, each of which is comprised solely of independent directors, and is described more fully below. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates pursuant to a written charter and each committee reviews and assesses the adequacy of its charter and submits its charter to the Board of Directors for approval. The charters for the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are all available on our website at www.galecto.com under “Investors” at “Corporate Governance.”

Audit Committee

Our Audit Committee is currently composed of Jayson Dallas, M.D., Carl Goldfischer, M.D., and Amit D. Munshi, with Dr. Goldfischer serving as Chair of the committee. Our Board of Directors has determined that each member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Exchange Act and the applicable listing standards of Nasdaq. Our Board of Directors has determined that Dr. Goldfischer is an “audit committee financial expert” within the meaning of the SEC regulations and applicable listing standards of Nasdaq. During the fiscal year ended December 31, 2024, the Audit Committee held four meetings. The report of the Audit Committee is included in this Proxy Statement under “Report of the Audit Committee.” The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•

recommending based upon the Audit Committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•	assisting the Board of Directors with its oversight of our programs, plans, controls and policies relating to cybersecurity and data protection risks;
•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•	reviewing material related person transactions for potential conflict of interest situations and approving such transactions; and

•

at least annually, reviewing and reassessing the adequacy of the audit committee charter and recommending to the Board of Directors any amendments or modifications to the charter that the Audit Committee deems appropriate.

Compensation Committee

Our Compensation Committee is currently composed of Anne Prener, M.D., and David Shapiro, M.D., with Dr. Shapiro serving as Chair of the committee. Our Board of Directors has determined that each member of the Compensation Committee is “independent” as defined under the applicable listing standards of Nasdaq. During the fiscal year ended December 31, 2024, the Compensation Committee held five meetings. The Compensation Committee’s responsibilities include:

•	reviewing on a periodic basis the operation of our executive compensation programs to determine whether they remain supportive of our business objectives;

•	reviewing the performance of our Chief Executive Officer, and approving or recommending to the Board of Directors the compensation of our Chief Executive Officer;

•	reviewing the performance of our other executive officers, and approving the compensation of our other executive officers;

•	overseeing and administering our compensation and similar plans;

•	reviewing and approving structures and guidelines for various incentive compensation and benefit plans;

•	reviewing and approving and recommending to the Board of Directors the compensation of our outside directors;
•	preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement;
•	reviewing and approving the retention, termination or compensation of any consulting firm or outside advisor to assist in the evaluation of compensation matters;
•	administering our Incentive Compensation Recovery Policy; and
•

at least annually, reviewing and reassessing the adequacy of the compensation committee charter and recommending to the Board of Directors any amendments or modifications to the charter that the Compensation Committee deems appropriate.

Our Compensation Committee makes adjustments to annual compensation, determines bonuses and equity awards, and establishes (with input from the Board of Directors) new performance objectives. Our Compensation Committee will consider matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, our Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and analyses of executive and director compensation paid at a peer group of other companies approved by our Compensation Committee. During 2024, the Compensation Committee retained the services of Alpine Rewards LLC (“Alpine”) as its external compensation consultant and considered Alpine’s input on certain compensation matters as they deemed appropriate. The Compensation Committee may delegate its authority to grant certain equity awards to one or more officers of the Company, including our Chief Executive Officer. The Compensation Committee did not delegate such authority in 2024.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is composed of Jayson Dallas, M.D., and Carl Goldfischer, M.D., with Dr. Dallas serving as Chair of the committee. Our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined under the applicable listing standards of Nasdaq. During fiscal year ended December 31, 2024, the Nominating and Corporate Governance Committee held one meeting. The Nominating and Corporate Governance Committee’s responsibilities include:

•	developing and recommending to the Board of Directors criteria for Board of Director and committee membership;

•	establishing procedures for identifying and evaluating Board of Director candidates, including nominees recommended by stockholders;

•	reviewing the composition of the Board of Directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•	identifying individuals qualified to become members of the Board of Directors;
•	recommending to the Board of Directors the persons to be nominated for election as directors and to each of the Board of Directors’ committees;

•	developing and recommending to the Board of Directors a code of business conduct and ethics and a set of corporate governance guidelines;

•	overseeing the evaluation of our Board of Directors and management;
•	overseeing our environmental, social and governance initiatives; and
•

at least annually, reviewing and reassessing the adequacy of the nominating and corporate governance committee charter and recommending to the Board of Directors any amendments or modifications to the charter that the Nominating and Corporate Governance Committee deems appropriate.

We believe that the composition and functioning of our Nominating and Corporate Governance Committee complies with all applicable SOX requirements, and all applicable SEC and Nasdaq rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

Identifying and Evaluating Director Nominees

Our Board of Directors is responsible for identifying and recommending qualified members of our Board of Directors. The Board of Directors delegates the selection process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board of Directors will take part in the process as appropriate.

Generally, our Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with other directors, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, our Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then discusses and evaluates the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board of Directors. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board of Directors’ approval as director nominees for election to the Board of Directors.

Director Qualifications

Our Nominating and Corporate Governance Committee’s priority in selecting members of the Board of Directors is identification of persons who will further the interests of Galecto through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among members of the Board of Directors, and professional and personal experiences and expertise relevant to our growth strategy. They will consider, among other things, the following when recommending candidates for the Board of Directors’ selection as director nominees for the Board and as candidates for appointment to the Board of Directors’ committees: the current size and composition of the Board, the needs of the Board and its respective committees, such factors as character, integrity, judgment, reputation, the skills of the proposed director candidate, the ability to devote sufficient time, his or her depth and breadth of professional experience, education or other background characteristics, his or her independence and understanding of the Company’s business and industry, length of service, and other relevant criteria.

The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders. The policy adopted by the Nominating and Corporate Governance Committee provides that candidates recommended by stockholders are given appropriate consideration in a similar manner as other candidates.

Non-Management Director Meetings

Our independent directors meet in regularly scheduled executive sessions without management. These executive sessions occur in conjunction with regularly scheduled meetings of our Board of Directors and its standing committees and otherwise as needed.

Communication with the Directors

Any interested party with concerns about our company may report such concerns or otherwise communicate to the Board of Directors, as a whole or to committees or individual directors, by submitting a written communication to the attention of the Board of Directors, committee or individual directors, as applicable, at the following address:

c/o Galecto, Inc.

Ole Maaloes Vej 3

DK-2200 Copenhagen N

Denmark

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, supplier, or other interested party.

A copy of any such written communication may also be forwarded to the Company’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The directors may discuss the matter with the Company’s legal counsel, with independent advisors, with other directors, or with the Company’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we receive repetitive or duplicative communications.

The Audit Committee oversees the procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters.

Stockholder Engagement

Senior management regularly engages with our stockholders at industry conferences and investor meetings. In response to feedback gained through these meetings, we remain focused on delivering on our growth strategy, and we continue to enhance the transparency and disclosure of our financial, operational and governance performance.

Leadership Structure and Risk Oversight

Our Board of Directors is currently chaired by Carl Goldfischer, M.D. The Board of Directors has determined that Dr. Goldfischer is an independent director. However, our corporate governance guidelines provide that the Chair of the Board of Directors may be filled based upon the Board of Directors’ view of what is in the best interest of the company, and that such person could be the Company’s Chief Executive Officer or another member of the Board who is not an independent director.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, research and development activities, operations, strategic direction and intellectual property, as more fully discussed under “Risk Factors” in our 2024 Annual Report. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, including as disclosed in the descriptions of the standing committees and in the charters of each of such committees, has responsibility for the oversight of risk management.

The full Board of Directors (or the appropriate committee thereof in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a committee of the Board of Directors is responsible for evaluating and overseeing the management of a particular risk or risks, the Chair of the relevant committee reports on the discussion to the full Board of Directors during the committee reports portion of the next Board of Directors meeting. This enables the Board of Directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

EXECUTIVE OFFICER COMPENSATION

The following discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The actual amount and form of compensation and the compensation policies and practices that we adopt in the future may differ materially from currently planned programs as summarized in this discussion.

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. The compensation provided to our named executive officers for the fiscal years ended December 31, 2024 and 2023 is detailed in the Summary Compensation Table and accompanying footnotes and narrative that follow. Our named executive officers are:

•
Hans T. Schambye, M.D., Ph.D., our President and Chief Executive Officer;
•
Lori Firmani, our Interim Chief Financial Officer;
•
Jonathan Freve, our former Chief Financial Officer; and
•
Garrett Winslow, our General Counsel.

To date, the compensation of our named executive officers has consisted of a combination of base salary, cash incentive compensation and long-term incentive compensation, as more fully described below. Our named executive officers, like all full-time employees, are eligible to participate in our health and welfare benefit plans.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to each of our named executive officers for the years ended December 31, 2024 and 2023, as applicable.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	Stock Awards ($)(4)	All Other Compensation ($)		Total ($)
Hans T. Schambye, M.D., Ph.D.
President and Chief Executive Officer	2024	526,084	303,156	258,879	142,000	199,431	(5)	1,429,550
	2023	505,741	181,600	277,774	—	—		965,115
Lori Firmani(9)
Interim Chief Financial Officer	2024	261,188	90,000	76,314	39,050	95,340	(6)	561,892

Jonathan Freve
Former Chief Financial Officer	2024	328,182	—	—	71,000	420,572	(7)	819,754
	2023	458,640	110,100	106,789	—	25,800	(8)	701,329

Garrett Winslow
General Counsel	2024	400,400	192,192	91,576	71,000	142,200	(6)	897,368
	2023	385,000	69,300	74,288	—	25,800	(8)	554,388

(1)
For Dr. Schambye, the values stated have been converted from Danish Krone (DKK) to U.S. dollar (USD) at a rate of 6.8906:1 in 2024 and 6.8928:1 in 2023, which is the average DKK:USD exchange rate throughout the applicable fiscal year. See “Narrative Disclosure to Summary Compensation Table – Employment Arrangements” below.
(2)
The amounts set forth herein reflect bonuses earned during the respective years. For Dr. Schambye, the values stated have been converted from Danish Krone (DKK) to U.S. dollar (USD) at a rate of 7.1706:1 in 2024 and 6.9058:1 in 2023, which is the DKK:USD exchange rate prevailing as of the effective date of the respective bonus determination by our Compensation Committee.
(3)
These amounts reflect the aggregate grant date fair value of option awards for fiscal years 2024 and 2023, respectively, computed in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. Assumptions used in the calculation of these amounts are included in Note 10 to our consolidated financial statements included in our 2024 Annual Report. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our officers upon the exercise of the stock options or any sale of the underlying shares of common stock.
(4)
These amounts reflect the aggregate grant date fair value of restricted stock unit awards for fiscal year 2024, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 10 to our consolidated financial statements included in our 2024 Annual Report.
(5)
Consists of a one-time special bonus payment made to Dr. Schambye. Our Board of Directors determined to grant this bonus in lieu of a previous bonus agreement based on Dr. Schambye’s contributions to the Company during its strategic alternative review process.
(6)
Consists of a retention bonus paid to Ms. Firmani and Mr. Winslow equal to $68,640 and $115,500, respectively, as well as 401(k) plan employer matching contributions of $20,700 in 2024 and employer contributions of $6,000 under a health savings account in 2024.
(7)
Mr. Freve left the Company effective August 12, 2024. Consists of a severance payment of $400,000 and 401(k) plan employer matching contributions of $20,572.
(8)
Consists of employer matching contributions of $19,800 in 2023, under a 401(k) plan and employer contributions of $6,000 under a health savings account in 2023.
(9)
Ms. Firmani was not a named executive officer for fiscal year 2023. As a result, no compensation information for Ms. Firmani for 2023 is included in this table.

Narrative Disclosure to Summary Compensation Table

The amounts provided above were paid pursuant to the terms of each named executive officer’s letter agreement, in each case, as described below. Any salary or bonus determinations made for non-U.S. employees of the Company in U.S. Dollars were converted into and paid in such employee’s local currency based on the exchange rate prevailing as of the effective date of the respective salary increase or bonus determination, as applicable, unless otherwise determined by the Board of Directors.

Cash Bonus

Our discretionary annual bonus program is intended to reward our named executive officers for meeting objective or subjective performance goals for a fiscal year. Our Board of Directors or Compensation Committee may approve annual bonuses for our named executive officers based on individual performance, company performance, or as otherwise determined appropriate. The target bonus, as a percent of base salary, for each of our named executive officers is listed below and the amounts ultimately earned are set forth in the Summary Compensation Table above.

Name and Principal Position	2024 Target Bonus (% of base salary)
Hans T. Schambye, M.D., Ph.D.	60
President and Chief Executive Officer

Lori Firmani	30
Interim Chief Financial Officer

Jonathan Freve	40
Former Chief Financial Officer

Garrett Winslow	40
General Counsel

Employment Arrangements

Service Agreement with Hans T. Schambye, M.D., Ph.D.

In connection with our initial hiring of Dr. Schambye as our Chief Executive Officer, we entered into a service agreement with him in April 2013. The service agreement provides that Dr. Schambye is entitled to an annualized base salary, to be adjusted in accordance with normal business practices and at our sole discretion, during his employment with us, and that he is eligible, at our sole discretion, to earn an annual bonus target, to be adjusted with normal business practices and at our sole discretion. Under the service agreement, Dr. Schambye’s employment with us can be terminated at any time and for any reason by him with three months’ written notice or us with nine months’ written notice of termination on the last day of a month. See “—Additional Narrative Description – Change of Control and Severance Arrangements” below for a description of the severance obligations that Dr. Schambye is entitled to.

On December 14, 2023, Dr. Schambye's base salary for calendar year 2024 was increased to account for cost-of-living adjustments to DKK 3,625,012 ($526,084). For 2024, Dr. Schambye received a bonus of DKK 1,254,100 ($181,600 USD), which was determined by the Compensation Committee in its discretion. Dr. Schambye did not receive an increase to his base salary for calendar year 2025.

Employment Agreement with Lori Firmani

In connection with our initial hiring of Ms. Firmani as our Vice President of Finance, we entered into an employment agreement with her in November 2020, providing for standard terms of employment including base salary, annual target bonus and benefits eligibility. Under the employment agreement, Ms. Firmani’s employment with us can be terminated at any time and for any reason by her or us at any time. If Ms. Firmani is terminated by us other than for Cause (as such term is defined in the Separation Benefits Plan (as defined below)) or resigns for Good Reason (as such term is defined in the Separation Benefits Plan), she will be entitled to receive her base salary and continuation of health benefits for six (6) months from the termination date.

On August 7, 2024, Ms. Firmani's base salary was increased to $300,000 in connection with her appointment as our Interim Chief Financial Officer. For 2024, Ms. Firmani received a bonus of $90,000, which was determined by the Compensation Committee in its discretion.

Employment Agreement with Garrett Winslow

In connection with our initial hiring of Mr. Winslow as our General Counsel, we entered into an employment agreement with him in April 2021, providing for standard terms of employment including base salary, annual target bonus and benefits eligibility. Under the employment agreement, Mr. Winslow’s employment with us can be terminated at any time and for any reason by him or us at any time. See “—Additional Narrative Description – Change of Control and Severance Arrangements” below for a description of the severance obligations that Mr. Winslow is entitled to.

On December 14, 2023, Mr. Winslow’s base salary for calendar year 2024 was increased to account for cost-of-living adjustments to $400,400. For 2024, Mr. Winslow received a bonus of $192,192, which was determined by the Compensation Committee in its discretion. Mr. Winslow did not receive an increase to his base salary for calendar year 2025.

Employment Agreement and Separation Agreement with Jonathan Freve

In connection with our initial hiring of Mr. Freve as our Chief Financial Officer, we entered into and subsequently amended an employment agreement with him in March 2020, providing for standard terms of employment including base salary, annual target bonus and benefits eligibility. On December 14, 2023, Mr. Freve’s base salary for calendar year 2024 was increased to account for cost-of-living adjustments to $477,000.

Mr. Freve left the Company effective as of August 12, 2024 and was not eligible to receive a bonus for calendar year 2024. In August 2024, we entered into a separation agreement with Mr. Freve, pursuant to which we paid him a one-time payment equal to $400,000.

Retention Agreements

In connection with the completion of our asset acquisition with Bridge Medicines in October 2024 (the “Asset Purchase”), our Board of Directors approved retention agreements for all employees remaining with us following the closing of the Asset Purchase, including Dr. Schambye, Ms. Firmani and Mr. Winslow. Pursuant to the terms of these retention agreements, each executive is entitled to a cash bonus, separate from any annual bonus for 2024 or 2025, equal to 100% of his or her target bonus upon the earlier of (i) December 31, 2025, (ii) a Sale Event (as defined in our Separation Benefits Plan described below under “Additional Narrative Description - Change in Control and Severance Arrangements”), or (iii) his or her termination without Cause (as defined in the Separation Benefits Plan), provided that for (i) or (ii) the executive is employed by us on such date. Dr. Schambye’s target bonus is equal to 2,173,800 DKK and Ms. Firmani's and Mr. Winslow’s target bonus is equal to $90,000 and $160,160, respectively.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding outstanding stock options and restricted stock units held by our named executive officers as of December 31, 2024. Vesting in all instances is subject to the named executive officer’s continued service to the Company through the applicable vesting dates.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of of Shares or Units of Stock That Have Not Vested ($)(1)
Hans T. Schambye, M.D., Ph.D.	270	(2)	—	99.50	3/22/2030	—	—
President and Chief Executive	728	(2)	—	119.50	3/22/2030	—	—
Officer	780	(2)	—	149.25	3/22/2030	—	—
	8,319	(3)	—	48.75	6/24/2030	—	—
	20,798	(4)	—	192.50	10/6/2030	—	—
	9,009	(5)	191	325.00	1/5/2031	—	—
	8,391	(6)	3,109	81.00	1/4/2032	—	—
	5,750	(7)	6,250	30.25	1/4/2033	—	—
	1,838	(8)	42,262	7.49	10/9/2034	8,000	37,200

Lori Firmani	1,325	(9)	275	325.00	11/23/2030	—	—
Interim Chief Financial Officer	914	(6)	586	81.00	1/4/2032	—	—
	759	(7)	1,041	30.25	1/4/2033	—	—
	542	(8)	12,458	7.49	10/9/2034	2,200	10,230

Garrett Winslow	3,525	(10)	1,275	140.25	6/15/2031	—	—
General Counsel	1,828	(6)	1,172	81.00	1/4/2032	—	—
	1,350	(7)	1,850	30.25	1/4/2033	—	—
	650	(8)	14,950	7.49	10/9/2034	4,000	18,600
(1)
Jonathan Freve, our former Chief Financial Officer, did not hold any outstanding options or restricted stock units as of December 31, 2024.
(2)
This option was granted on March 22, 2020 and was fully vested as of the grant date.
(3)
This option was granted on June 24, 2020 and is fully vested.
(4)
This option was granted on October 7, 2020 and is fully vested.
(5)
This option was granted on January 5, 2021 and 25% of the shares subject to such option vested and became exercisable on January 5, 2022, with the remaining shares vesting in equal monthly installments thereafter through January 4, 2025.
(6)
This option was granted on January 4, 2022 and 25% of the shares subject to such option vested and became exercisable on January 4, 2023, with the remaining shares vesting in equal monthly installments thereafter through January 4, 2026.
(7)
This option was granted on January 4, 2023 and 25% of the shares subject to such option vested and became exercisable on January 4, 2024, with the remaining shares vesting in equal monthly installments thereafter through January 4, 2027.
(8)
This option was granted on October 9, 2024 and the shares subject to such option vest in 48 equal monthly installments over four years from the grant date.
(9)
This option was granted on January 5, 2021 and is fully vested.
(10)
This option was granted on June 15, 2021 and 25% of the shares subject to such option vested and became exercisable on May 3, 2022, with the remaining shares vesting in equal monthly installments thereafter through May 3, 2025.
(11)
These dollar values are based on the closing price of the Company's common stock on The Nasdaq Capital Market on December 31, 2024, which was $4.65 These restricted stock unit awards were granted on January 3, 2024. One-third of the restricted stock units subject to the award vested on January 3, 2025 and the remaining restricted stock units will vest ratably every six months thereafter.

Option Exercises and Stock Vested

The following table sets forth information regarding restricted stock units held by our named executive officers that vested during the year ended December 31, 2024. None of our named executive officers exercised any options during the year ended December 31, 2024.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jonathan Freve	4,000	58,000
Former Chief Financial Officer

Additional Narrative Description

Change in Control and Severance Arrangements

On June 30, 2021, our Compensation Committee adopted a separation benefits plan (the “Separation Benefits Plan”) that is applicable to our named executive officers, as well as other members of our management team and employees designated by the Compensation Committee or Board of Directors.

The Separation Benefits Plan provides for separation benefits in the event of (i) a termination of the named executive officer’s employment by the Company other than for Cause (as such term is defined in the Separation Benefits Plan) or (ii) a resignation by such named executive officer for Good Reason (as such term is defined in the Separation Benefits Plan). The separation benefits set forth in the Separation Benefits Plan supersede the provisions of any agreements between the named executive officer and the Company that provide for severance benefits.

Under the terms of the Separation Benefits Plan, subject to the execution and effectiveness of a separation and release of claims agreement, if a named executive officer’s employment is terminated by us other than for Cause, or the named executive officer resigns for Good Reason, and the termination does not occur upon a Sale Event (as such term is defined in the Separation Benefits Plan) or within twenty-four (24) months following a Sale Event (the “Post-Sale Period”), we will be obligated to:

•

continue to pay the named executive officer’s monthly base salary for a period (the “Severance Period”) of (i) fifteen (15) months, in the case of Dr. Schambye, (ii) or twelve (12) months, in the case of Mr. Winslow;

•

accelerate the vesting of equity awards held by the named executive officer at the date of termination (other than equity awards that vest on the basis of performance and do not provide solely for time-based vesting), such that the equity awards that would have vested during the Severance Period shall become vested;

•

pay to the named executive officer a prorated amount equal to the bonus award for the year in which the termination of employment occurs, subject to the achievement of applicable bonus criteria as determined by the Board of Directors and payable at the same time as annual bonuses, if any, are paid to our other executive officers; and

•

for Mr.Winslow, who is located in the United States and is eligible to receive medical, dental and/or vision insurance pursuant to COBRA, pay on his behalf the share of the monthly premiums for such coverage that it pays for active and similarly situated employees during the Severance Period.

Under the terms of the Separation Benefits Plan, subject to the execution and effectiveness of a severance and release of claims agreement, if, in connection with a Sale Event or during the Post-Sale Period, a named executive officer’s employment is terminated by the Company other than for Cause, or the named executive officer resigns for Good Reason, we will be obligated to:

•

pay a lump sum equal to the named executive officer’s monthly base salary for a period (the “Post-Sale Severance Period”) of (i) eighteen (18) months, in the case of the Dr. Schambye, or (ii) twelve (12) months, in the case of Mr. Winslow;

•

accelerate the vesting of all equity awards held by such named executive officer at the date of termination (other than equity awards that vest on the basis of performance and do not provide solely for time-based vesting), such that all equity awards shall become 100% vested;

•

pay to the named executive officer a lump sum equal to 150%, in the case of Dr. Schambye, or (ii) 100%, in the case of Mr. Winslow, of such named executive officer’s target bonus award for the year in which the termination of employment occurs, without regard to whether the performance goals or criteria applicable to such target bonus had been established or satisfied at the date of termination; and

•

for Mr. Winslow, who is located in the United States and is eligible to receive medical, dental and/or vision insurance pursuant to COBRA, pay on his behalf the share of the monthly premiums for such coverage that it pays for active and similarly situated employees during the Severance Period.

If the severance benefits provided by the Separation Benefits Plan shall be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, then such payments shall be reduced to avoid the imposition of such excise tax, provided, however, that such reduction shall only occur if the named executive officer’s reduced payments, in the aggregate, are greater than the aggregate payments to be received by the employee absent such reduction but with the imposition of the excise tax.

Policies and Practices Related to the Grant of Certain Equity Awards

Our equity awards, including stock options, are granted in connection with our yearly compensation cycle and regularly scheduled meetings of the Compensation Committee. Typically, our practice is to make annual award grants at the beginning of each fiscal year. Our policy is to not grant stock options or similar awards in anticipation of the release of material non-public information and to not time the release of material non-public information based on equity award grant date, but some option grants may be granted close in time to the release of material non-public information to the extent those options are being granted upon hiring of new executive officers, as part of plans to make non-annual award grants to certain employees or in connection with annual grants being made as part of our director compensation policy. During the year ended December 31, 2024, we did not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation, and, the following table discloses options awarded to our named executive officers with an effective grant date during a period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material non-public information, and ending one business day after the filing or furnishing of such reports. In this case, we made option grants on October 9, 2024, two days after announcing our acquisition of the assets of Bridge Medicines on October 7, 2024, but prior to announcing on October 15, 2024 that Amy Wechsler, M.D. joined our Board of Directors.

Name	Grant Date	Number of Securities Underlying the Award (#)	Exercise Price of the Award ($/Sh)	Grant Date Fair Value of the Award ($)

Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information
(%)

Hans T. Schambye, M.D., Ph.D.	10/9/2024	44,100	7.49	258,879	-4.5%
President and Chief Executive Officer

Lori Firmani	10/9/2024	13,000	7.49	76,314	-4.5%
Interim Chief Financial Officer

Garrett Winslow	10/9/2024	15,600	7.49	91,576	-4.5%
General Counsel

DIRECTOR COMPENSATION

The following table presents the total compensation for each person who served as a non-employee member of our Board of Directors during the year ended December 31, 2024. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board of Directors in 2024 for their services as members of the Board of Directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Carl Goldfischer, M.D.	100,559	13,636	114,195
Jayson Dallas, M.D.	57,150	6,818	63,968
Chau Q. Khuong(2)	25,989	—	25,989
Amit D. Munshi	51,168	6,818	57,986
Anne Prener, M.D.	49,375	6,818	56,193
David Shapiro, M.D.	58,750	6,818	65,568
Amy Wechsler, M.D.(3)	9,647	6,469	16,116
(1)
These amounts reflect the aggregate grant date fair value of option awards in 2024 computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 10 to our consolidated financial statements included in our 2024 Annual Report. As of December 31, 2024, Dr. Goldfischer held options to purchase 5,760 shares of common stock, Dr. Dallas held options to purchase 3,960 shares of our common stock, Mr. Munshi held options to purchase 6,527 shares of our common stock, Dr. Prener held options to purchase 3,840 shares of our common stock, Dr. Shapiro held options to purchase 5,280 shares of our common stock and Dr. Wechsler held options to purchase 1,200 shares of our common stock.
(2)
Mr. Khuong left the Board of Directors effective June 20, 2024 and did not hold any options to purchase our common stock as of December 31, 2024.
(3)
Dr. Wechsler joined the Board of Directors effective October 15, 2024.

Under our director compensation program, we pay our non-employee directors a cash retainer for service on the Board of Directors and for service on each committee on which the director is a member. The Chair of the Board of Directors and of each committee receive higher retainers for such service. Such fees are payable in arrears in four equal quarterly installments. The fees paid to non-employee directors for service on the Board of Directors and for service on each committee of the Board of Directors on which the director is a member are as follows:

	Member Annual Fee	Chair Annual Fee
Board of Directors	$40,000	$35,000
Financing Committee	$15,000	$10,000
Audit Committee	$10,000	$10,000
Compensation Committee	$7,500	$7,500
Nomination and Corporate Governance Committee	$5,000	$5,000

We reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending meetings of our Board of Directors and any committee of our Board of Directors on which he or she serves.

Upon his or her initial election or appointment to our Board of Directors, each such non-employee director is granted an option to purchase 720 shares of our common stock under our 2020 Equity Incentive Plan. Each such option vest as to 2.778% of the shares of our common stock underlying such option at the end of each successive one-month period following the grant date until the third anniversary of the grant date, subject to the non-employee director’s continued service as a director.

Upon each date of our annual meeting of stockholders, each new and continuing non-employee directors is also granted an option to purchase 720 shares of our common stock under our 2020 Equity Incentive Plan. Each such option vests as to 8.333% of the shares of our common stock underlying such option at the end of each successive one-month period following the grant date until the one-year anniversary of the grant date, subject to the non-employee director’s continued service as a director. On each date of our annual meeting of stockholders, our Chair of the Board of Directors shall receive an option, with the same vesting terms as other non-employee directors, for 1,440 shares instead of 720 shares. All options issued to our non-employee directors under our director compensation program are issued at exercise prices equal to the fair market value of our common stock on the date of grant and become exercisable in full upon specified change in control events.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth the amount of common stock of the Company beneficially owned, directly or indirectly, as of April 15, 2025, by (i) each current director of the Company, (ii) each named executive officer of the Company, (iii) all current directors and executive officers of the Company as a group, and (iv) each person, or group of affiliated persons, who is known to the Company to beneficially own more than five percent (5%) of the outstanding shares of common stock of the Company, as determined through filings with the SEC and the percentage of the common stock outstanding represented by each such amount. All shares of common stock shown in the table reflect sole voting and investment power except as otherwise noted. This table is based on information supplied by our executive officers, directors and principal stockholders and Schedules 13D, 13G and other filings made with the SEC on or before April 15, 2025.

Beneficial ownership is determined by the rules of the SEC and includes voting or investment power of the securities. As of April 15, 2025, the Company had 1,322,359 shares of common stock outstanding. Shares of common stock subject to options that are currently exercisable or are exercisable within sixty days after April 15, 2025 are considered to be outstanding for purposes of computing the percentage ownership of the persons holding these options but are not to be considered outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Beneficial ownership representing less than one percent of our outstanding common stock is denoted with an “*.” Unless otherwise indicated, the address for each person listed below is c/o Galecto, Inc., Ole Maaloes Vej 3, DK-2200 Copenhagen N, Denmark.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
5%+ Stockholders:
Novo Holdings A/S(1)	99,913	7.6%
Directors and Named Executive Officers:
Hans T. Schambye, M.D., Ph.D.(2)	67,919	4.9%
Lori Firmani(3)	6,065	*
Jonathan Freve(4)	480	*
Garrett Winslow(5)	11,343	*
Carl Goldfischer, M.D.(6)	47,603	3.6%
Amit D. Munshi(7)	6,659	*
David Shapiro, M.D.(8)	5,220	*
Jayson Dallas, M.D.(9)	3,900	*
Anne Prener, M.D.(10)	3,780	*
Amy Wechsler, M.D.(11)	480	*
All current executive officers and directors as a group (11 persons)(12)	154,402	10.8%
(1)
This information is based on a Schedule 13D filed by Novo Holdings A/S (“Novo”) on January 16, 2025. Consists of 99,913 shares of common stock held by Novo. Novo has the sole power to vote and dispose of the shares, and no individual or other entity is deemed to hold any beneficial ownership in the shares. The principal business address of Novo is Tuborg Havnevej 19, DK-2900 Hellerup, Denmark.
(2)
Consists of (i) 3,397 shares of common stock held by Dr. Schambye and (ii) 64,522 shares of common stock issuable upon the exercise of options held by Dr. Schambye exercisable within 60 days of April 15, 2025.
(3)
Consists of (i) 465 shares of common stock held by Ms. Firmani and (ii) 5,600 shares of common stock issuable upon the exercise of options held by Ms. Firmani exercisable within 60 days of April 15, 2025.
(4)
Consists of 480 shares of common stock held by Mr. Freve. Mr. Freve left the Company effective August 12, 2024.
(5)
Consists of (i) 1,009 shares of common stock held by Mr. Winslow and (ii) 10,334 shares of common stock issuable upon the exercise of options held by Mr. Winslow exercisable within 60 days after April 15, 2025.
(6)
Consists of (i) 384 shares of common stock held by Dr. Goldfischer, (ii) 40,801 shares of common stock held by Bay City Capital Fund V, L.P. (“Fund V”), (iii) 777 shares of common stock held by Bay City Capital Fund V Co-Investment Fund, L.P. (“Co-Investment V”), and (iv) 5,640 shares of common stock issuable upon the exercise of options held by Dr. Goldfischer exercisable within 60 days after April 15, 2025. Bay City Capital Management V LLC (“Management V”) is the general partner of Fund V and Co-Investment V. Bay City Capital LLC (“BCC”), the manager of Management V, is also an advisor of Fund V and Co-Investment V and has sole voting and dispositive power with respect to the shares held by Fund V and Co-Investment V. Carl

Goldfischer, M.D., a member of our Board of Directors, is an Investment Partner and Managing Director of BCC and may be deemed to share voting, investment and dispositive power with respect to the shares held by Fund V and Co-Investment V. The principal business address of Fund V and Co-Investment V is 1000 4th Street, Suite 500, San Rafael, CA 94901.
(7)
Consists of (i) 192 shares of common stock held by Mr. Munshi and (ii) 6,467 shares of common stock issuable upon the exercise of options held by Mr. Munshi exercisable within 60 days after April 15, 2025.
(8)
Consists of 5,220 shares of common stock issuable upon the exercise of options held by Dr. Shapiro exercisable within 60 days after April 15, 2025.
(9)
Consists of 3,900 shares of common stock issuable upon the exercise of options held by Dr. Dallas exercisable within 60 days after April 15, 2025.
(10)
Consists of 3,780 shares of common stock issuable upon the exercise of options held by Dr. Prener exercisable within 60 days after April 15, 2025.
(11)
Consists of 480 shares of common stock issuable upon the exercise of options held by Dr. Wechsler exercisable within 60 days after April 15, 2025.
(12)
See footnotes (2), (3) and (5) through (11) above. Also includes 1,433 shares of common stock issuable upon the exercise of options held by Matthew Kronmiller, our Executive Vice President of Strategy and Chief Business Officer, exercisable within 60 days of April 15, 2025.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents aggregate summary information as of December 31, 2024, regarding the common stock that may be issued upon the exercise of options and the vesting of restricted stock units under all of our existing equity compensation plans:

			(c)
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	222,079	$78.37	126,570
Equity compensation plans not approved by security holders(2)	—	—	10,000
Total	222,079	$78.37	136,570

(1)
Securities included in column (a) consist of options to purchase shares of our common stock issued under our 2020 Stock Option Plan and 2020 Equity Incentive Plan. Securities included in column (c) represent shares of common stock available for future issuance under our 2020 Equity Incentive Plan. The 2020 Equity Incentive Plan has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2020 Equity Incentive Plan to be added on the first day of each fiscal year, beginning in fiscal year 2021. The evergreen provides for an automatic increase in the number of shares available for issuance equal to 5% of the number of outstanding shares of common stock on the immediately preceding December 31. This total does not reflect the automatic increase in the number of shares available for issuance under the 2020 Equity Incentive Plan that was effective on January 1, 2025 pursuant the evergreen provision.
(2)
Represents our 2022 Inducement Plan (the “Inducement Plan”), which was adopted by our Board of Directors on November 17, 2022. Our Board of Directors adopted the Inducement Plan to enhance our ability to attract, retain and motivate persons who are expected to make important contributions to the Company by providing these individuals with equity ownership opportunities. The Inducement Plan was adopted by the Board of Directors without stockholder approval pursuant to Nasdaq Listing Rule 5635(c)(4). As required under Nasdaq Listing Rule 5635(c)(4), awards under the Inducement Plan may only be made to a new employee where the award is a material inducement to the employee’s entering into employment with the Company or its subsidiaries. The Inducement Plan provides for the grant of equity-based awards in the form of non-qualified stock options, stock appreciation rights, restricted stock, RSUs and other stock or cash-based awards. A total of 250,000 shares of our common stock have been reserved for issuance under the Inducement Plan, and as of April 15, 2025, no shares have been issued under the Inducement Plan. If an award under the Inducement Plan expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, any unused shares subject to the award will again be available for new grants under the Inducement Plan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions

Other than the relationships and transactions described below, since January 1, 2023, there was no transaction or series of transactions to which we were or will be a party in which:

•
the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) 1% of the average of our total assets at year-end for the last two completed fiscal years; and
•
any of our directors, executive officers or holders of more than five percent of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Asset Purchase Agreement with Bridge Medicines

In October 2024, we entered into the Bridge Purchase Agreement with Bridge Medicines, pursuant to which we acquired global rights to Bridge Medicines’ BRM-1420 program, a novel dual ENL-YEATS and FMS-like tyrosine kinase 3 (FLT3) inhibitor for multiple genetic subsets of acute myeloid leukemia, and assumed certain of Bridge Medicines’ liabilities associated with the acquired assets. Pursuant to the Bridge Purchase Agreement, as consideration to Bridge Medicines for the Asset Purchase, we issued to Bridge Medicines 62,594 shares of common stock and 160.562 shares of Series A Preferred Stock. Each share of Series A Preferred Stock is convertible into 1,000 shares of common stock at the election of the holder of such Preferred Stock, subject to, and contingent upon, the approval by our stockholders at this Annual Meeting, in accordance with Nasdaq Listing Rule 5635(a), of the issuance of our common stock upon conversion of the Series A Preferred Stock. See “Proposal No. 2 - Approval of Conversion of Series A Preferred Stock.” Carl Goldfischer, Chair of our Board of Directors is also Executive Chairman of Bridge Medicines. Two of our shareholders, Bay City Capital Fund V, L.P. and Bay City Capital Fund V Co-Investment Fund, L.P., are affiliated with Dr. Goldfischer and are also shareholders of Bridge Medicines.

Indemnification Agreements

We have entered into agreements to indemnify our directors and executive officers. These agreements will, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our Company or that person’s status as a member of our Board of Directors, to the maximum extent allowed under Delaware law.

Policies and Procedures for Related Person Transactions

We adopted a written related party transactions policy requiring that transactions with directors, officers and holders of 5% or more of our voting securities and their affiliates, each a related party, be approved by our audit committee. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person will be defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members. Our audit committee charter provides that the audit committee shall review and approve any related party transactions.

AUDIT COMMITTEE REPORT

Report of the Audit Committee of the Board of Directors

This report is submitted by the Audit Committee. The Audit Committee currently consists of the three directors whose names appear below. None of the members of the Audit Committee is an officer or employee of the Company, and the Board of Directors has determined that each member of the Audit Committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act and the applicable rules of Nasdaq. Each member of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. The Board of Directors has designated Dr. Goldfischer as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The Audit Committee operates under a written charter adopted by the Board of Directors.

The Audit Committee’s general role is to assist the Board of Directors in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.

The Audit Committee has reviewed the Company’s financial statements for the fiscal year ended December 31, 2024 and met with management, as well as with representatives of EY Godkendt Revisionspartnerselskab, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements. The Audit Committee also discussed with members of EY Godkendt Revisionspartnerselskab the matters required to be discussed by the Auditing Standard No. 1301, “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

In addition, the Audit Committee received the written disclosures and the letter from EY Godkendt Revisionspartnerselskab required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with members of EY Godkendt Revisionspartnerselskab its independence.

Based on these discussions, the financial statement review and other matters it deemed relevant, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2024 be included in its Annual Report on Form 10-K for the year ended December 31, 2024.

The information contained in this Audit Committee report shall not be deemed to be “soliciting material,” “filed” or incorporated by reference into any past or future filing under the Exchange Act or the Securities Act, unless and only to the extent that the Company specifically incorporates it by reference.

Respectfully submitted by the
Audit Committee,

Carl Goldfischer, M.D.
Jayson Dallas, M.D. Amit D. Munshi

PROPOSAL 2: APPROVAL OF CONVERSION OF SERIES A PREFERRED STOCK

Overview

In October 2024, we entered into the Bridge Purchase Agreement with Bridge Medicines, pursuant to which we issued 160.562 shares of Series A Preferred Stock and 62,594 shares of our common stock as consideration to Bridge Medicines for the Asset Purchase. Except as otherwise required by law, the Series A Preferred Stock has no voting rights. Upon conversion of the above-described Series A Preferred Stock, 160,562 shares of our common stock are issuable, assuming approval of this Proposal No. 2 and subject to certain beneficial ownership limitations.

Subject to stockholder approval, on the third business day following the approval of Proposal No. 2, each share of Series A Preferred Stock will automatically convert into 1,000 shares of our common stock upon the conversion terms set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock (the “Certificate of Designation”), subject to certain beneficial ownership limitations. This Proposal No. 2 would provide the necessary approval to permit such conversion. Pursuant to the terms of the Bridge Purchase Agreement, we are required to recommend that our stockholders approve the conversion of all outstanding shares of our Series A Preferred Stock into shares of our common stock. We cannot guarantee that our stockholders will approve this matter, and if they fail to do so our operations may be materially harmed.

Shares Issuable Upon Conversion

As described above, we issued 160.562 shares of Series A Preferred Stock as consideration to Bridge Medicines for the Asset Purchase. There are 160,562 shares of our common stock that are potentially issuable upon conversion of the Series A Preferred Stock. The sale into the public market of the underlying shares of our common stock could materially and adversely affect the market price of our common stock; however, the Bridge Purchase Agreement provides that until the twelve-month anniversary of the closing of the Asset Purchase, Bridge Medicines will hold and not sell any of the Series A Preferred Stock (or shares of our common stock issuable upon conversion of the Series A Preferred Stock), subject to certain exceptions.

Assuming the approval of this Proposal No. 2, the total number of shares of our common stock issued and outstanding or reserved for issuance (determined on an as-converted basis) will be 1,482,921.

Description of Series A Preferred Stock

Conversion

Subject to stockholder approval of this Proposal No. 2, the Series A Preferred Stock is convertible into our common stock at a rate of 1,000 shares of our common stock for every one share of Series A Preferred Stock that is converted. On the third business day following stockholder approval of this Proposal No. 2, each share of Series A Preferred Stock then-outstanding shall automatically convert into 1,000 of shares of our common stock (subject to adjustments set forth in the Certificate of Designation), subject to certain limitations, including that we shall not effect any conversion of shares of Series A Preferred Stock into shares of our common stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more 19.99% of the total number of shares of our common stock issued and outstanding immediately after giving effect to such conversion.

Voting Rights

Except as otherwise required by law, the Series A Preferred Stock has no voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, we shall not, without the affirmative vote or written consent of the holders of majority of then-outstanding Series A Preferred Stock, among other things, (i) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock, or alter or amend the Certificate of Designation or our Amended and Restated Certificate of Incorporation, as amended, or Amended and Restated By-Laws, as amended (the “By-laws”), (ii) issue additional shares of Series A Preferred Stock or increase or decrease the number of authorized shares of Series A Preferred Stock, (iii) consummate certain transactions prior to the receipt of stockholder approval of this Proposal No. 2, (iv) amend or terminate the Support Agreements (as defined above) or (v) amend or fail to comply with certain provisions of the Bridge Purchase Agreement.

Dividends

Holders of Series A Preferred Stock are entitled to receive dividends on shares of Series A Preferred Stock equal, on an as-if-converted-to-common-stock basis, and in the same form as dividends actually paid on shares of our common stock.

Liquidation and Dissolution

The Series A Preferred Stock ranks on parity with our common stock as to distributions of assets upon our liquidation, dissolution or winding up, whether voluntarily or involuntarily.

Reasons for Stockholder Approval

Our common stock is listed on the Nasdaq Capital Market and, as such, we are subject to applicable Nasdaq rules, including Nasdaq Listing Rule 5635(a), which requires stockholder approval in connection with the acquisition of the assets of another company if the Nasdaq listed company will issue more than 20% of its outstanding common stock and in connection with the issuance of securities in connection with the acquisition of the assets of another company if any director of the company has a 5% or greater direct or indirect interest in the company or assets to be acquired and the issuance of common stock could result in an increase of outstanding common stock or voting power of 5% or more. In order to comply with Nasdaq Listing Rule 5635(a) and permit the issuance of our common stock upon conversion of the Series A Preferred Stock, we must obtain stockholder approval of this Proposal No. 2.

Beneficial Ownership Limitations

Assuming that this Proposal No. 2 is approved, the Series A Preferred Stock will continue to have a beneficial ownership conversion limit that would prevent a stockholder from converting their shares if, as a result of such conversion, they would beneficially own a number of shares above their applicable conversion blocker (which cannot exceed 19.9% of our outstanding common stock).

Interests of Certain Parties

When considering our Board of Directors’ recommendation that our stockholders vote in favor of Proposal No. 2, our stockholders should be aware that certain of our directors and officers have interests in the potential conversion that are different from, or in addition to, the interests of other stockholders generally. Our directors were aware of and considered these interests, among other matters, in evaluating the Asset Purchase and in recommending to stockholders that they approve Proposal No. 2. Our stockholders should take these interests into account in deciding whether to approve Proposal No. 2. Specifically, Carl Goldfischer, Chair of our Board of Directors, is also Executive Chairman of Bridge Medicines and may be deemed to have an interest in the outcome of this Proposal No. 2.

Vote Required

The affirmative vote of the holders of shares of our common stock representing a majority of the votes cast on the matter is required for the approval of this Proposal No. 2 (subject to the Voting Restriction described in “General Information -- How many votes can be cast by all stockholders?" set forth above). Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

FOR

THE APPROVAL OF, UNDER APPLICABLE NASDAQ LISTING RULES, THE ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF THE SERIES A PREFERRED STOCK

PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE APPROVAL OF PROPOSAL 2 UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

(PROPOSAL 2 ON YOUR PROXY CARD)

PROPOSAL 3: RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of EY Godkendt Revisionspartnerselskab, independent registered public accounting firm, has been selected by the Audit Committee as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025. EY Godkendt Revisionspartnerselskab has served as the independent registered public accounting firm for the Company since 2019. A representative of EY Godkendt Revisionspartnerselskab is expected to virtually attend the Annual Meeting with the opportunity to make a statement if he or she desires and to respond to appropriate questions.

The Company’s organizational documents do not require that the stockholders ratify the selection of EY Godkendt Revisionspartnerselskab as the Company’s independent registered public accounting firm. The Company requests such ratification as a matter of good corporate practice. The selection of EY Godkendt Revisionspartnerselskab as the Company’s independent registered public accounting firm will be ratified if the votes cast FOR exceed the votes cast AGAINST the proposal. Brokers, bankers and other nominees have discretionary voting power on this routine matter. Abstentions and broker non-votes, if any, will have no effect on the ratification. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain EY Godkendt Revisionspartnerselskab, but still may retain this firm. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accounting Firm Fees

The following is a summary and description of fees incurred by EY Godkendt Revisionspartnerselskab for the fiscal years ended December 31, 2024 and 2023:

	2024	2023
Audit Fees(1)	$536,000	$575,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	9,977	13,112
Total Fees for Services Provided	$545,977	$588,112
(1)
“Audit Fees” consists of fees for the audit of our annual consolidated financial statements, the review of the interim consolidated financial statement and other professional services provided in connection with regulatory filings.
(2)
“All Other Fees” consists of fees related to advice on jurisdiction-specific equity grants under the Company’s 2020 Equity Incentive Plan. All such fees were approved by the Audit Committee. These fees were paid in Danish Krone and converted to U.S. dollar using an average exchange rate of 6.8906:1 for 2024 and 6.8928:1 for 2023.

Pre-Approval Policies and Procedures

The Company’s Audit Committee has adopted procedures requiring the pre-approval of all non-audit services performed by the Company’s independent registered public accounting firm in order to assure that these services do not impair the auditor’s independence. These procedures generally approve the performance of specific services and the cost for such services. This general approval is to be reviewed, and if necessary modified, at least annually. Management must obtain the specific prior approval of the audit committee for each engagement of the independent registered public accounting firm to perform other audit-related or other non-audit services. The Audit Committee does not delegate its responsibility to approve services performed by the independent registered public accounting firm to any member of management.

A standard applied by the Audit Committee in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid for such services and other related factors are consistent with the independent registered public accounting firm’s independence under guidelines of the SEC and applicable professional standards. Relevant considerations may include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent registered public accounting firm would be functioning in the role of management or in an advocacy role, whether the independent registered public accounting firm’s performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent registered public accounting firm’s familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the non-audit services portion of the total fees payable to the independent registered public accounting firm in the period would tend to reduce the independent registered public accounting firm’s ability to exercise independent judgment in performing the audit.

Voting Requirement to Approve Proposal

For Proposal 3, a majority of the votes properly cast for and against is required to ratify the appointment of EY Godkendt

Revisionspartnerselskab as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

FOR

THE RATIFICATION OF THE SELECTION OF EY GODKENDT REVISIONSPARTNERSELSKAB AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL 3 ON YOUR PROXY CARD)

CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

We are committed to high standards of integrity and ethics in the way we conduct our business. In 2020, our Board of Directors adopted a Code of Business Conduct and Ethics, which applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics establishes our policies and expectations with respect to a wide range of business conduct, including the preparation and maintenance of our financial and accounting information, our compliance with laws, and possible conflicts of interest.

Under our Code of Business Conduct and Ethics, each of our directors and employees is required to report suspected or actual violations to the extent permitted by law. In addition, we have adopted separate procedures concerning the receipt and investigations of complaints relating to accounting or audit matters. These procedures have been adopted by the Board of Directors and are administered by our Audit Committee.

A current copy of our Code of Business Conduct and Ethics is posted on our website at https://ir.galecto.com/corporate-governance/governance-documents. If we make any substantive amendments to, or grant any waivers from, the Code of Business Conduct and Ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Insider Trading Policy and Policy on Hedging

We have an insider trading policy that, among other things, governs the buying and selling of our securities by all of our personnel, including directors, officers, employees, designated consultants and contractors and certain other covered persons. Our policy is designed to prevent violations of insider trading laws by our personnel and to avoid even the appearance of improper conduct in this regard by our personnel. The policy prohibits covered persons from purchasing, selling, or otherwise disposing of our securities while in possession of material non-public information (except in limited circumstances, such as pursuant to a previously established trading plan). In addition, the policy generally prohibits all employees (including executives and directors) from engaging in any transaction in which they may profit from short-term speculative swings in the value of our securities, including selling our securities “short” at any time. In addition, unless the transaction has been approved by our Audit Committee, all of our directors, executive officers and employees may not (1) pledge our stock as collateral for a loan, (2) buy or sell puts, calls or similar instruments on our securities or (3) engage in any other hedging transactions with respect to our securities. The policy sets forth the procedures covered persons must follow before transacting in our securities, including pre-clearance by our General Counsel of all transactions by executive officers, directors, and certain other covered persons, as well as members of their households. Although we have not adopted an insider trading policy governing the purchase, sale, and/or other disposition of our securities by the Company, as part of the oversight of risk, the Board of Directors, or one or more of its committees, approves any transaction, plan or arrangement by or with the Company with respect to our securities on a case-by-case basis, and as part of their procedures to review and approve any such transaction, plan or arrangement, the Board of Directors or committee consults with legal counsel to ensure compliance with applicable insider trading laws, rules and regulations, and listing standards. A copy of the insider trading policy is filed as Exhibit 19.1 to our 2024 Annual Report.

Compensation Recovery Policy

Our Board of Directors adopted a Compensation Recovery Policy effective as of November 16, 2023 (the “Compensation Recovery Policy”), in compliance with the Nasdaq listing rules, which requires recovery from executive officers of incentive-based compensation that is earned, granted or vested based on the achievement of a financial reporting measure in the event of a required accounting restatement of previously issued financial statements. The recoverable compensation includes any compensation received after the effective date of the Compensation Recovery Policy and in the three-year fiscal period preceding the date we were required to prepare the accounting restatement that is in excess of the amount that would have been earned, paid or vested had it been calculated based on the restated financial statements. Recovery is required regardless of fault or a covered officer’s role in the financial reporting process. The Compensation Recovery Policy has been filed as Exhibit 97 to our Annual Report on Form 10-K for the year ended December 31, 2023. At no time during or after the year ended December 31, 2024, were we required to prepare an accounting restatement that required recovery of erroneously awarded compensation pursuant to the Compensation Recovery Policy, nor was there, on December 31, 2024, an outstanding balance of erroneously awarded compensation to be recovered from the application of the policy to a prior restatement.

STOCKHOLDER PROPOSALS

Stockholder Proposals

Our By-laws establish an advance notice procedure for stockholders who wish to nominate a person for election to our Board of Directors or present a proposal to be considered at an annual meeting of stockholders, but who do not intend for the nomination or proposal to be included in our proxy statement. To make a nomination or proposal, the stockholder must be of record at the time the notice is made, must be entitled to vote at the annual meeting of stockholders, must be present (in person or by proxy) at the annual meeting of stockholders, and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the stockholder proposing such business, the number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record by the stockholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act) and certain additional information. The stockholder must deliver timely written notice by mailing any nomination or proposal to: Corporate Secretary, Galecto, Inc., Ole Maaloes Vej 3, DK-2200 Copenhagen N, Denmark.

To be timely for our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), our corporate secretary must receive the written notice at our principal executive offices:

•
not earlier than the close of business on February 18, 2026; and
•
not later than the close of business on March 20, 2026.

In the event that we hold our 2026 Annual Meeting more than 30 days before or more than 60 days after the first anniversary of the date of our Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no later than the close of business on the later of the following two dates:

•
the 90th day prior to our 2026 Annual Meeting; or
•
the 10th day following the day on which public announcement of the date of our 2026 Annual Meeting is first made.

Our By-laws specify the requirements as to form and content of all stockholders’ notices with respect to nominations of director candidates and proposals for other business. These requirements may preclude stockholders from bringing matters before the stockholders at an annual or special meeting. Any stockholder wishing to make a nomination must also include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act, the person’s written consent to be named in the Proxy Statement and to serve as a director if elected, and such information as we might reasonably require to determine the eligibility of the person to serve as a director.

As to proposals for other business, the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of such stockholder (and the beneficial owner) in the proposal. The proposal must be a proper subject for stockholder action.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials

In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with the procedures prescribed in Rule 14a-8 under the Exchange Act and in our By-laws. Our corporate secretary must receive stockholder proposals intended to be included in our proxy statement and form of proxy relating to our 2026 Annual Meeting made under Rule 14a-8 no later than , 2026, unless the date of the 2026 Annual Meeting is held more than 30 days before or after June 18, 2026, in which case the proposal must be received a reasonable time before we begin to print and send proxy materials for the 2026 Annual Meeting.

In addition to the requirements set forth above, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice by the same deadline noted herein to submit a notice of nomination at an annual meeting of stockholders. Such notice must comply with the additional requirements of Rule 14a-19(b) under the Securities Exchange Act of 1934.

Any proposal of business or nomination should be mailed to: Corporate Secretary, Galecto, Inc., Ole Maaloes Vej 3, DK-2200 Copenhagen N, Denmark.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements, or other information that the Company files at the SEC’s public reference room at the following location: 100 F Street, N.E., Washington, D.C. 20549.

Please call the SEC at 1-800-732-0330 for further information on the public reference room. The Company’s SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov. You may also read and copy any document the Company files with the SEC on our website at www.galecto.com under the “Investors” menu.

You should rely on the information contained in this document to vote your shares at the Annual Meeting. The Company has not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated April , 2025. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders at any time after that date does not create an implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, file reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by us is available on the SEC’s website, http://www.sec.gov.

We will provide without charge to each person to whom a copy of the proxy statement is delivered, upon the written or oral request of any such persons, additional copies of our 2024 Annual Report. Requests for such copies should be addressed to:

Galecto, Inc. Ole Maaloes Vej 3 DK-2200 Copenhagen N
Denmark
(+45) 70 70 52 10
Attention: Garrett Winslow

IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice of Internet Availability and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. This request may be submitted by contacting Galecto, Inc., Ole Maaloes Vej 3, DK-2200 Copenhagen N, Denmark, (+45) 70 70 52 10, Attention: Garrett Winslow. The Company will deliver those documents to such stockholder promptly upon receiving the request. Any such stockholder may also contact our Corporate Secretary using the above contact information if he or she would like to receive separate proxy statements, notice of internet availability and annual reports in the future. If you are receiving multiple copies of our annual reports, notice of internet availability and proxy statements, you may request householding in the future by contacting our Corporate Secretary.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the Annual Meeting which is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

GALECTO, INC. 75 STATE STREET, SUITE 100 BOSTON, MA 02109 ATTN: GARRETT WINSLOW SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 17, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/GLTO2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 17, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V72371-P31801 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. GALECTO, INC. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: 01) Carl Goldfischer, M.D. 02) David Shapiro, M.D. 2. Approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of the Company’s Common Stock upon conversion of the Company’s issued and outstanding Series A Preferred Stock. 3. Ratification of the appointment of EY Godkendt Revisionspartnerselskab as the independent registered public accounting firm for the fiscal year ending December 31, 2025. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com. V72372-P31801 GALECTO, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS June 18, 2025 The stockholder(s) hereby appoint(s) Hans T. Schambye and Lori Firmani, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Galecto, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 9:00 a.m., Eastern Time on Wednesday, June 18, 2025, at www.virtualshareholdermeeting.com/GLTO2025, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, AND FOR PROPOSALS 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE Continued and to be signed on reverse side